Exhibit 99.1

FOR IMMEDIATE RELEASE

June 2, 2021

SORRENTO ANNOUNCES ADDITION OF COVI-STIX™ (COVID-19 VIRUS RAPID ANTIGEN DETECTION TEST) TO THE OFFICIAL MEXICAN GOVERNMENT LIST OF EMERGENCY USE APPROVED POINT OF CARE RAPID ANTIGEN TESTS

•	COVI-STIX has been added to the official government list of point of care rapid antigen tests useful for the detection of SARS-CoV-2 in Mexico (https://www.gob.mx/salud/documentos/listado-de-pruebas-de-antigeno-para-sars-cov-2).

•	COVI-STIX outperformed among the tests listed for both sensitivity and specificity as reported by the Instituto de Diagnóstico y Referencia Epidemiológicos (InDRE), an independent government testing laboratory.

•	Sorrento has initiated importation and commercial roll-out activities for Mexico and expects the product to be commercially available in-market within weeks.

SAN DIEGO, June 2nd, 2021 /GlobeNewswire/ -- Sorrento Therapeutics, Inc. (Nasdaq: SRNE, "Sorrento") today announced that the Mexican Comisión Federal para la Protección contra Riesgos Sanitarios (COFEPRIS), the health regulatory authority for Mexico, has listed COVI-STIX on its official government website list of rapid antigen tests approved for emergency use in Mexico.

COVI-STIX is a rapid (approximately 15-minute) diagnostic test for the detection of the SARS-CoV-2 virus nucleocapsid antigen in nasal or nasopharyngeal samples of patients ("Inmunoensayo de flujo lateral para la detección cualitativa de la proteína nucleocápside del SARS-CoV-2").

An independent study conducted by the government’s epidemiological department, Instituto de Diagnóstico y Referencia Epidemiológicos (InDRE), confirmed the validity of the test in 465 nasopharyngeal samples from symptomatic (7 days or less) or uninfected people, which yielded the following results: Positive Predictive Value (PPV): 95.77%; Negative Predictive Value (NPV): 98.42%. Among all the products listed currently, COVI-STIX outperformed for both Sensitivity (91.89%) and Specificity (99.23%).

Government listing and third-party validation data can be found at:

https://www.gob.mx/salud/documentos/listado-de-pruebas-de-antigeno-para-sars-cov-2

With close to 2.4M COVID-19 cases and over 225,000 attributable deaths to date, Mexico has been severely impacted by the spread of the coronavirus pandemic, and the government is actively looking at better options to expand their testing capabilities.

With today’s approval, Sorrento is able to offer a high quality and affordable diagnostic solution for Mexico. This approval is expected to form the foundation for similar clearances in other Latin American countries, including Brazil, in which Sorrento is currently conducting multiple therapeutic clinical trials.

“We are very grateful to COFEPRIS for working with us closely on this review and listing us for use in Mexico,” stated Dr. Henry Ji, Chairman and CEO of Sorrento. “We look forward to working even more closely with the Mexican government to help deploy our test at scale. We have been building our manufacturing capacity in anticipation of this day and are ready to deliver tests in the tens of millions of units monthly.”

About Sorrento Therapeutics, Inc.

Sorrento is a clinical stage, antibody-centric, biopharmaceutical company developing new therapies to treat cancers and COVID-19. Sorrento's multimodal, multipronged approach to fighting cancer is made possible by its extensive immuno-oncology platforms, including key assets such as fully human antibodies (“G-MAB™ library”), clinical stage immuno-cellular therapies (“CAR-T”, “DAR-T™”), antibody-drug conjugates (“ADCs”), and clinical stage oncolytic virus (“Seprehvir™”). Sorrento is also developing potential antiviral therapies and vaccines against coronaviruses, including COVIGUARD™, COVI-AMG™, COVISHIELD™, Gene-MAb™, COVI-MSC™ and COVIDROPS™; and diagnostic test solutions, including COVITRACK™, COVI-STIX™ and COVITRACE™.

Sorrento's commitment to life-enhancing therapies for patients is also demonstrated by our effort to advance a first-in-class (TRPV1 agonist) non-opioid pain management small molecule, resiniferatoxin (“RTX”), and SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (SEMDEXA™), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, and to commercialize ZTlido® (lidocaine topical system) 1.8% for the treatment of post-herpetic neuralgia. RTX has completed a Phase IB trial for intractable pain associated with cancer and a Phase 1B trial in osteoarthritis patients. SEMDEXA is in a pivotal Phase 3 trial for the treatment of lumbosacral radicular pain, or sciatica. ZTlido® was approved by the FDA on February 28, 2018.

For more information visit www.sorrentotherapeutics.com

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting contain forward-looking statements related to Sorrento Therapeutics, Inc., under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the speed at which COVI-STIX provides results or is able to provide results; the positive predictive value, negative predictive value, specificity and sensitivity of COVI-STIX; the expected quality and affordability of COVI-STIX; the potential receipt of any approvals in other Latin American countries, including Brazil; Sorrento’s manufacturing capacity and ability to produce and deliver a high volume of COVI-STIX tests; and Sorrento’s potential position in the diagnostics and therapeutics industries. Risks and uncertainties that could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: risks related to Sorrento's and its subsidiaries', affiliates’ and partners’ technologies and prospects and collaborations with partners, including, but not limited to risks related to conducting additional studies and seeking regulatory approval for COVI-STIX, including the timing for receipt of any such approval; conducting and receiving results of clinical trials; clinical development risks, including risks in the progress, timing, cost, and results of clinical trials and product development programs; risk of difficulties or delays in obtaining regulatory approvals; risks that clinical study results may not meet any or all endpoints of a clinical study and that any data generated from such studies may not support a regulatory submission or approval; risks that prior test, study and trial results may not be replicated in future studies and trials; risks of manufacturing and supplying drug product; risks related to leveraging the expertise of its employees, subsidiaries, affiliates and partners to assist the company in the execution of its COVID-19 therapeutic product candidates strategies; risks related to the global impact of COVID-19; and other risks that are described in Sorrento's most recent periodic reports filed with the Securities and Exchange Commission, including Sorrento's Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and we undertake no obligation to update any forward-looking statement in this press release except as required by law.

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Contact

Alexis Nahama, DVM (SVP Corporate Development)

Email: mediarelations@sorrentotherapeutics.com

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Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc.

G-MAB™, DAR-T™, SOFUSA™, COVIGUARD™, COVI-AMG™, COVISHIELD™, Gene-MAb™, COVIDROPS™, COVI-MSC™, COVITRACK™, COVITRACE™ and COVISTIX™ are trademarks of Sorrento Therapeutics, Inc.

SEMDEXA™ is a trademark of Semnur Pharmaceuticals, Inc.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc.

All other trademarks are the property of their respective owners.

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